CONFIDENTIAL
Exhibit 10.162

*** Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

SECOND AMENDMENT TO THE FULL-TIME-TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)

This Second Amendment to the Full-Time Transponder Capacity Agreement (Pre-Launch) (the “Second Amendment”) is made and entered into as of this 9th day of April, 2008 by and between INTELSAT CORPORATION, formerly known as PanAmSat Corporation, a Delaware corporation (“Intelsat”), and GCI COMMUNICATION CORP., an Alaskan corporation (“Customer”).

RECITALS

WHEREAS, pursuant to that certain Full-Time Transponder Capacity Agreement (Pre-Launch) dated as of March 31, 2006, as amended by that First Amendment dated as of February 15, 2008 (collectively, the “Agreement”) between Intelsat and Customer, Intelsat is providing Customer with *** (***) *** transponders and up to *** (***) *** transponders on Galaxy 18, and *** (***) *** transponder and *** (***) *** transponder, and the Additional *** Capacity for the Additional *** Transponder Term on Horizons 1;

WHEREAS, Customer and Intelsat wish to amend the terms of the Agreement as a result of the launch delay of the Galaxy 18 satellite;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and agreements hereinafter set forth, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

1.
Except as specifically provided herein, all terms and provisions of the Agreement shall remain in full force and effect.  Any references to PanAmSat in the Agreement shall be deemed, in context, to refer to Intelsat.  Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Agreement.

2.	Section 1.1, Description of Capacity. This Section shall be deleted and replaced with the following:

Intelsat agrees to provide to Customer and Customer agrees to accept from Intelsat, on a full time basis twenty-four (24) hours a day, seven (7) days a week), in outerspace, for the Capacity Term (as defined here), the Customer’s Transponder Capacity (defined below) meeting the “Performance Specifications” set forth in the “Technical Appendix” attached hereto as Appendix B.  For purposes of this Agreement, the “Customer’s Transponder Capacity” or “Customer’s Transponders” shall consist of (a) *** (***) ***, *** (***) *** transponders (collectively, *** “*** Transponders’ and individually, the “*** Transponder”) and up to *** (***) *** Primary *** transponders as set forth in Section 1.5, below, as described in Appendix A to this Agreement from that certain U.S. domestic satellite referred to by Intelsat as “Galaxy 18,” which is currently waiting for launch and planned to replace “Galaxy XR” located in geostationary orbit at 123 degrees West Longitude, and (b) *** (***) ***, *** transponder (the “*** Transponder”) and *** (***) *** transponder as set forth in Section 1.6, below, as described in Appendix A to this Agreement from the *** payload of that certain satellite referred to by Intelsat as “Horizons 1” at 127 degrees West Longitude.  The transponders on the Satellite and the beams in which these transponders are grouped are referred to as “Transponder(s)” and the “Beam(s),” respectively.  Galaxy 18 or Horizons 1 or such other satellite as to which Customer may at the time be using capacity hereunder, as applied in context herein, is referred to as the “Satellite.”  Intelsat shall not preempt or interrupt the provision of the Customer’s Transponder Capacity to Customer, except as specifically permitted under this Agreement.  The terms of this Agreement shall not modify or amend the terms of the following agreements between the parties:  (a) Galaxy X Transponder Purchase Agreement dated as of August 24, 1995, as amended; and (b) the Full-Time Transponder Capacity Agreement dated October 31, 2002.

3.	Section 1.5, *** Transponders. This Section shall be deleted and replaced with the following:

Within the first twelve (12) months after the Commencement Date (as defined in Article 2, below), if *** (***) *** Transponder (the “*** Transponder”) becomes available, then Intelsat shall have the one-time obligation to lease to Customer such Transponder by delivering to Customer a written notice of such availability (the “*** Transponder Availability Notice”), and Customer shall lease such Transponder from Intelsat, provided, that Customer shall have the right to *** Transponder over a period of *** (***) *** following the Commencement Date for the *** Transponder in ***.  The term of the lease of such *** Transponder shall commence on the date selected by Customer, however, no later than the *** (***) *** after the Commencement Date, and the Monthly Fee for the *** Transponder shall be *** (***) *** Transponders provided under this Agreement, as such may be pro rated for incremental use.  Customer must provide Intelsat, in writing, the desired commencement date for the 10th C-band Transponder *** (***) *** Intelsat’s ***Availability Notice.  Provided that Customer is leasing a total of *** (***) *** Transponders under this Agreement, Intelsat shall have the one-time obligation to offer Customer a *** (***) *** Transponder on Galaxy 18 that becomes available *** (***) *** after the Commencement Date (the “*** Transponder”), by delivering to Customer a written notice of such availability (the “*** Transponder Availability Notice”).  If Customer desires to lease such *** Transponder from Intelsat, then Customer must provide Intelsat, in writing, the desired commencement date for the *** Transponder *** (***) *** Intelsat’s *** Availability Notice.  The term of the lease of such *** Transponder shall commence on the date selected by Customer, *** (***) *** the date on the *** Transponder Availability Notice. The Monthly Fee for the *** Transponder shall be *** (***) *** Transponders provided under this Agreement.  The lease of each such *** Transponder and *** Transponder shall continue through the end date for the *** Transponders as set forth in Article 2, below.  Any added *** Transponder(s) shall constitute, and shall be deemed to be, a *** Transponder.  The terms of this Section 1.5 shall not apply during the Termination *** Period (as defined in Article 19, below) or in the event that Customer elects to exercise its special *** as set forth in Article 19.

4.	Article 2, Capacity Term. This Article shall be deleted and replaced with the following:

This Agreement shall be effective as of the Execution Date.  The “Capacity Term” for *** Transponders shall commence on the date that Intelsat certifies to Customer that Galaxy 18 has been placed into commercial operation in its assigned orbital location, with the Customer’s Transponder Capacity meeting the Performance Specifications and available for Customer use (the “Commencement Date for *** Transponders”).  The lease of the *** (***) *** Transponder will begin on the Commencement Date for *** Transponders. The Capacity Term for *** Transponders shall continue until the later of (a) 23:59 Greenwich Mean Time on the date that is one (1) day earlier than the *** (***) year anniversary of such Commencement Date, or (b) the date which would result in the Capacity Term being equal to *** (***) *** (*** “***”) ***.  *** (*** “***”) *** (***) *** (*** “***”).  The foregoing notwithstanding, the Commencement Date for Customer’s C-band Transponders will not occur prior to the date that Galaxy XR is taken out of commercial service from 123 degrees West Longitude under the Galaxy X Transponder Purchase Agreement dated as of August 24, 1995, as amended.  The “Capacity Term” for *** Transponder shall commence on ***, *** (***) ***, ***, or (***) ***, *** (*** “***”).  The Capacity Term for *** Transponder shall be coterminous with the *** Transponders End Date.

5.	Section 10.4, Customer Assignment. This Section shall be deleted and replaced with the following:

Customer may assign its rights and interests under this Agreement, only in whole, and only after securing Intelsat's express prior written consent, which consent shall not be unreasonably delayed, withheld or conditioned.  The foregoing notwithstanding, Customer may on notice to Intelsat assign its rights and interests under this Agreement, in whole, to  (a) to an affiliated entity or (b) to an entity that is acquiring all or substantially all of GCI Communication Corp.’s assets, by merger or otherwise, in either case subject also to the following conditions:  (i) the proposed assignee in writing assumes all of Customer’s obligations with respect to this Agreement and agrees to be treated as Customer for all purposes under this Agreement; and (ii) such written undertaking is delivered to Intelsat prior to or contemporaneously with the assignment.  Further, Customer shall have the right to *** (***) *** Transponders leased from Intelsat hereunder (***), ***, to ***; provided, however, that (a) the *** of the Agreement; (b) Customer shall remain responsible to Intelsat ***; and (c) Customer shall make Intelsat ***. For example, as of the date on which Customer *** (***) *** Transponders, Customer shall *** (***) *** Transponders.  Customer may *** under this *** “***,” (as defined below) which shall take such rights subject to the terms of this Agreement pursuant to such transfer documents as Intelsat shall reasonably request, *** Galaxy XR; provided that no such transfer or assignment shall relieve Customer of any of its obligations hereunder without Intelsat’s written approval.  As used herein, “***” shall mean an entity which ***, *** “***” ***.  As used in this Section 10.4, “***” ***, ***, ***, ***, ***, ***, ***, ***, ***, ***, ***.  As used in this Agreement, “affiliate” shall mean any entity controlling, controlled by, or under common control with Customer.

IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Second Amendment as of the day and year above written.

INTELSAT CORPORATION                                                                                                                             GCI COMMUNICATION CORP.

/s/ Patricia Casey	/s/ Jimmy R. Sipes
Name: Patricia Casey	Name: Jimmy R. Sipes
Title: Senior VP and Deputy General Counsel	Title: VP Network Services & Chief Engineer